 THIS NOTE IS SUBJECT TO A SUBORDINATION AND
STANDSTILL AGREEMENT DATED AS OF MAY 1, 1997,
                    AMONG
   EMERITUS PROPERTIES V, INC., HIGH YIELD
                  PARTNERS,
    LLC, AND FLEET NATIONAL BANK. BY ITS
                 ACCEPTANCE
OF THIS NOTE, THE HOLDER HEREOF AGREES TO BE
                  BOUND BY
  THE PROVISIONS OF SUCH SUBORDINATION AND
                 STANDSTILL
    AGREEMENT TO THE SAME EXTENT THAT THE
                SUBORDINATED
    LENDER (AS DEFINED THEREIN) IS BOUND


               PROMISSORY NOTE

$7,000,000.00                             May
1, 1997


     FOR VALUE RECEIVED, the undersigned
EMERITUS PROPERTIES V, INC., a Washington corporation (the "Borrower"), hereby promises to pay to HIGH YIELD PARTNERS LLC, a Delaware limited liability company (the "Lender"), or registered assigns, at the Lender's office
c/o Hanseatic Corporation, 450 Park Avenue -
Suite 2302, New York, New York 10022:

(a)  prior to or on the third anniversary of
the date hereof, the principal amount of Seven Million Dollars ($7,000,000.00), evidencing the Loan (as defined in the Credit
Agreement dated as of May 1, 1997 [as amended and in effect from time to time, the "Credit
Agreement"] by and between the Borrower and the Lender) made by the Lender to the Borrower;

(b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

(c)  interest from the date hereof on the
principal amount from time to time
outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Credit Agreement.

This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The
Lender and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan
Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.
All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit
Agreement.

The Borrower irrevocably authorizes the
Lender to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The outstanding amount of the Loan set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to the Loan shall be prima facie evidence of the principal amount of the Loan owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

The Borrower has the right in certain
circumstances and the obligation under
certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note, all of the unpaid interest accrued thereon and all other amounts payable under the Loan Documents shall automatically become forthwith due and payable in the manner and with the effect provided in the Credit Agreement.

No delay or omission on the part of the
Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

In the event that one or more of the
provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable pro vision had never been contained herein.

This Note is a registered Note and, as
provided in the Credit Agreement, upon
surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Borrower may deem and treat the person in whose name this
Note is registered as the absolute owner of this Note for the purpose of receiving payment hereon or on account hereof and for all other purposes, and the Borrower shall not be affected by any notice to the contrary.

The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, in each case subject to the specific provisions of the Credit Agreement, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

THIS NOTE AND THE OBLIGATIONS OF THE BORROWER
HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAW
OF THE STATE OF NEW YORK (EXCLUDING THE LAWS
APPLICABLE TO CONFLICTS OR CHOICE OF LAW).
THE BORROWER AGREES THAT ANY SUIT FOR THE
ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN
THE COURTS OF THE STATE OF NEW YORK OR ANY
FEDERAL COURT SITTING THEREIN AND THE CONSENT
TO THE NONEXCLUSIVE JURISDICTION OF SUCH
COURT AND THE SERVICE OF PROCESS IN ANY SUCH
SUIT BEING MADE UPON THE BORROWER BY MAIL AT
THE ADDRESS

                      2
SPECIFIED IN SECTION 10.3 OF THE CREDIT
AGREEMENT.  THE BORROWER HEREBY WAIVES ANY
OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE
TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH
COURT OR THAT SUCH SUIT IS BROUGHT IN AN
INCONVENIENT COURT.

IN WITNESS WHEREOF, the undersigned has
caused this Note to be signed in its name by its duly authorized representatives as of the day and year first above written.

                    EMERITUS PROPERTIES V,
INC.



                    By: /s/ Raymond R.
Brandstrom

------------------------------------------
                    Name: Raymond R.
Brandstrom
                    Title: President




































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